SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 2, 2005

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Goldman, Sachs & Co. and Citigroup Global Markets Inc., acting for themselves and as the representatives for the other underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”) have entered into a Pricing Agreement, dated June 2, 2005 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $1,250,000,000 aggregate principal amount of the Company’s 4.125% Notes Due 2010 (the “2010 Notes”) and $750,000,000 aggregate principal amount of the Company’s 4.500% Notes Due 2015 (the “2015 Notes,” and collectively with the 2010 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms of an Underwriting Agreement, dated as of February 18, 2003 (the “Underwriting Agreement”), by and among the Company and, as to the issuance and sale of the Notes, the Underwriters.

The Company and the Underwriters intend to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on June 9, 2005. The 2010 Notes will be sold to the public at an issue price of 99.920% of the 2010 Notes’ principal amount ($1,249,000,000). The 2015 Notes will be sold to the public at an issue price of 99.748% of the 2015 Notes’ principal amount ($748,110,000). In total, the Notes will be sold to the public at an issue price of $1,997,110,000. The net proceeds to the Company from the sale of the 2010 Notes, after the underwriting discount, but before transaction expenses of the sale of the 2010 Notes, will be $1,244,625,000. The net proceeds to the Company from the sale of the 2015 Notes, after the underwriting discount, but before transaction expenses of the sale of the 2015 Notes, will be $744,735,000. In total, the net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be $1,989,360,000.

The terms of the Notes are described in the prospectus supplement of the Company, dated June 2, 2005, to its prospectus dated December 27, 2002, relating to the offer and sale of the Notes (the “Prospectus Supplement”), which Prospectus Supplement was filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 6, 2005 pursuant to Rule 424(b)(2) of the Commission promulgated under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The 2010 Notes constitute the Company’s newly created series of 4.125% Notes Due 2010 (the “2010 Series”), and the 2015 Notes constitute the Company’s newly created series of 4.500% Notes Due 2015 (the “2015 Series”). The 2010 Series and the 2015 Series were created and established, and their terms and conditions were established, by action of the Company and an authorized officer of the Company pursuant to and in accordance with the Indenture, dated as of December 11, 2002 (the “Indenture”), between the Company and J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, National Association, as trustee (the “Trustee”). The terms of the Notes are as set forth in the Indenture, which is an exhibit to the Registration Statement on Form S-3 of the Company (File No. 333-101874), and, as to the 2010 Notes, in the form of promissory note that will represent the 2010 Notes and, as to the 2015 Notes, in the form of promissory note that will represent the 2015 Notes. The 2010 Notes will be delivered in the form of three global notes, two of which will be in the original principal amount of $500,000,000 and one of which will be in the original principal amount of $250,000,000, representing the 2010 Notes issued and sold (the “2010 Global Notes”). The 2015

Notes will be delivered in the form of two global notes, one of which will be in the original principal amount of $500,000,000 and one of which will be in the original principal amount of $250,000,000, representing the 2015 Notes issued and sold (the “2015 Global Notes,” and collectively with the 2010 Global Notes, the “Global Notes”). The Global Notes will be executed by the Company and authenticated by the Trustee. Copies of the Pricing Agreement, the Underwriting Agreement and the forms of the Global Notes for the 2010 Notes and the 2015 Notes are filed as exhibits to this Current Report on Form 8-K. Also filed as exhibits to this Current Report on Form 8-K are the Series Terms Certificates, as contemplated by the Indenture, that evidence the establishment of certain terms and conditions of the 2010 Series and the 2015 Series in accordance with the Indenture, and the opinion of Hughes & Luce LLP regarding the legality of the Notes.

The 2010 Notes and the 2015 Notes are being offered and sold by the Company pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-101847), which was declared effective by the Commission on December 27, 2002, and the Company’s Registration Statement on Form S-3 (File No. 333-125432) as filed with the Commission pursuant to Rule 462(b) under the Securities Act, and which became effective pursuant to Rule 462(b), on June 2, 2005.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

1(a)	Pricing Agreement, dated as of June 2, 2005, between the Company and the Underwriters.

1(b)	Underwriting Agreement, dated as of February 18, 2003, by and among the Company and, as to the issuance and sale of the Notes, the Underwriters.

4(a)	Series Terms Certificate for Wal-Mart Stores, Inc. 4.125% Notes Due 2010.

4(b)	Series Terms Certificate for Wal-Mart Stores, Inc. 4.500% Notes Due 2015.

4(c)	Form of Global Note to represent the Wal-Mart Stores, Inc. 4.125% Notes Due 2010.

4(d)	Form of Global Note to represent the Wal-Mart Stores, Inc. 4.500% Notes Due 2015.

5	Legality Opinion of Hughes & Luce, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 8, 2005

WAL-MART STORES, INC.

By:	/s/ THOMAS M. SCHOEWE
	Name:	Thomas M. Schoewe
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
1(a)	Pricing Agreement, dated as of June 2, 2005, between the Company and Goldman, Sachs & Co. and Citigroup Global Markets Inc., acting for themselves and as the representatives for the other underwriters named in Schedule I to the Pricing Agreement.

1(b)	Underwriting Agreement, dated as of February 18, 2003, by and among the Company and, as to the issuance and sale of the Notes, Goldman, Sachs & Co. and Citibank Global Markets Inc. and the other underwriters named in Schedule I to the Pricing Agreement.

4(a)	Series Terms Certificate for Wal-Mart Stores, Inc. 4.125% Notes Due 2010.

4(b)	Series Terms Certificate for Wal-Mart Stores, Inc. 4.500% Notes Due 2015.

4(c)	Form of Global Note to represent the Wal-Mart Stores, Inc. 4.125% Notes Due 2010.

4(d)	Form of Global Note to represent the Wal-Mart Stores, Inc. 4.500% Notes Due 2015.

5	Legality Opinion of Hughes & Luce, LLP.

4